Exhibit 10.3

April 8, 2016

Flexpoint Fund II, L.P.
c/o Flexpoint Ford, LLC
676 N. Michigan Avenue, Suite 3300
Chicago, IL 60611

Attn: Donald J. Edwards and Steven M. Michienzi

Re: Consent to Amendment of Promissory Note

Messrs. Edwards and Michienzi:

Reference is hereby made to that certain Promissory Note of JetPay Corporation (the “Company”) payable to the order of Flexpoint Fund II, L.P. (“Flexpoint”) (the “Note”), dated January 15, 2016. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Note. The Company and Flexpoint now desire to amend the Note in accordance with the provisions of Section 6 of the Note.

In consideration of the premises and mutual promises and covenants herein contained and intending to be legally bound, the Company and Flexpoint hereby agree as follows:

1. Amendment of Section 2(a). The second sentence of Section 2(a) of the Note is hereby amended by deleting such sentence in its entirety and replacing it with the following: “This Note shall mature at the earlier to occur of the following (the "Maturity Date"): (i) July 31, 2016 and (ii) an Event of Default (as defined in Section 3) which has not been duly cured or waived.”

2. Interest Payment. On the date hereof, the Company shall pay to Flexpoint in cash an amount equal to $50,000 in respect of the principal of the Note, plus all accrued and unpaid interest on the Note through the date hereof.

3. Effect of Amendment. All other provisions of the Note remain unchanged and in full force and effect.

[Signatures on following page]

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312 | 484-324-7980 | www.JetPay.com

Please note your acceptance of the above by signing below as indicated.

Very truly yours,

JETPAY CORPORATION

By: /s/ Peter B. Davidson

Name: Peter B. Davidson

Title:  Vice Chairman and Secretary

Acknowledged and agreed as of this 11th day of April, 2016:

FLEXPOINT FUND II, L.P.

By: Flexpoint Management II, L.P.
Its: General Partner

By: Flexpoint Ultimate Management II, LLC

Its: General Partner

By: /s/ Donald J. Edwards

Name: Donald J. Edwards

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312 | 484-324-7980 | www.JetPay.com